UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024
Nikola Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38495 (Commission File Number)	82-4151153 (I.R.S. Employer Identification No.)
    4141 E Broadway Road
    Phoenix, AZ    85040
    (Address of principal executive offices)    (Zip Code)

(480) 581-8888
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Nikola Corporation (the "Company") held its 2024 annual meeting of stockholders on June 5, 2024 (the "Annual Meeting"). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

1.The following directors were elected to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Stephen J. Girsky	490,218,678	74,839,115	196,446,478
Michael L. Mansuetti	484,121,453	80,936,340	196,446,478
Jonathan M. Pertchik	506,347,899	58,709,894	196,446,478
Mary L. Petrovich	491,233,056	73,824,737	196,446,478
Steven M. Shindler	478,150,314	86,907,479	196,446,478
Bruce L. Smith	490,384,073	74,673,720	196,446,478
Carla M. Tully	496,629,790	68,428,003	196,446,478
John C. Vesco	491,983,257	73,074,536	196,446,478
Andrew M. Vesey	468,829,735	96,228,058	196,446,478

2.The proposal to approve an amendment to the Second Amended and Restated Certificate of Incorporation to:

(a) effect a reverse stock split of the issued shares of the Company's common stock at a ratio ranging from 1 share-for-10 shares up to a ratio of 1 share-for-30 shares, which ratio will be selected by the board of directors and set forth in a public announcement, was approved; and

For	Against	Abstain
548,490,136	201,943,546	11,070,586

(b) contemporaneously with the reverse stock split, reduce the number of authorized shares of the Company's common stock from 1,600,000,000 to 1,000,000,000, was approved.

For	Against	Abstain
552,240,323	197,124,081	12,139,859

3.The proposal to approve an amendment to the Nikola Corporation 2020 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 130,000,000 shares, was approved.

For	Against	Abstain	Broker Non-Votes
372,670,607	179,158,953	13,228,228	196,446,483

4.The proposal to approve, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers, was approved.

For	Against	Abstain	Broker Non-Votes
375,903,574	170,910,615	18,243,598	196,446,484

5.The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024, was ratified.

For	Against	Abstain
676,990,624	60,118,582	24,395,065

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKOLA CORPORATION

Dated: June 5, 2024	By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer

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